Summary Prospectus Thornburg Low Duration Municipal Fund

APRIL 10, 2017	CLASS A: TLMAX | CLASS I: TLMIX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (SAI), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.thornburg.com/download. You can also get this information at no cost by calling 800.847.0200 or by sending an e-mail request to info@thornburg.com. The current Prospectus and SAI, dated April 10, 2017, are incorporated by reference into this Summary Prospectus.

Investment Goal The Fund seeks current income exempt from federal income tax, consistent with preservation of capital.	(1)	A 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, under the captions “Opening Your Account – Buying Fund Shares,” beginning on page 87 of the Prospectus, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 148 of the Prospectus, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 120.

	(2)	Thornburg Investment Management, Inc. (“Thornburg”) and/or Thornburg Securities Corporation (“TSC”) have contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses do not exceed 0.70% and 0.50%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg or TSC before April 10, 2018, unless Thornburg or TSC ceases to be the investment advisor or distributor of the Fund prior to that date. Thornburg and TSC may recoup amounts waived or reimbursed during the fiscal year if actual expenses fall below the expense cap during that year.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%		none

Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	(1)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.40%	0.40%

Distribution and Service (12b-1) Fees	0.20%	0.00%

Other Expenses	1.59%	0.32%

Total Annual Fund Operating Expenses	2.19%	0.72%

Fee Waiver/Expense Reimbursement(2)	(1.49)%	(0.22)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.70%	0.50%

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$220	$683	$1,172	$2,520
Class I Shares	$51	$208	$379	$874

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate

Click here to view the Fund’s Prospectus or Statement of Additional Information.

higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21.17% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by United States territories and possessions. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer durations given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 2 would be expected to change in price by approximately 2% in response to a 1% change in interest rates. During temporary periods the Fund’s average duration and average portfolio maturity may be further reduced for defensive purposes. There is no limitation on the duration or maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, or to otherwise respond to current market conditions. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests 100% of its assets in municipal obligations, the income from which is exempt from the regular federal income tax. The Fund may invest up to 20% of its assets in taxable securities which would produce income not exempt from federal income tax because of market conditions, pending investment of idle funds or to afford liquidity. The Fund’s temporary taxable investments may exceed 20% of its assets when made for defensive purposes during periods of abnormal market conditions. If the Fund found it necessary to own taxable investments, some of its income would be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The Fund seeks higher income than is typically available, across market cycles, from investment in a money market fund. Consequently, if your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental issuers to discontinue payments to the Fund under the leases.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some

2 Thornburg Low Duration Municipal Fund • April 10, 2017	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 79 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Low Duration Municipal Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class I share performance to the Bank of America Merrill Lynch 1-3 Year Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2016. Updated performance information may be obtained on the Thornburg website at www.thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

Highest quarterly results for time period shown: 0.37%

(quarter ended 9-30-15).

Lowest quarterly results for time period shown: -0.27%

(quarter ended 12-31-16).

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns (periods ended 12-31-16)

Class A Shares	1 Year	Since Inception (12-30-13)

Return Before Taxes	-1.50%	-0.34%

Return After Taxes on Distributions	-1.49%	-0.33%

Return After Taxes on Distributions and Sale of Fund Shares	-0.73%	-0.21%

BofA Merrill Lynch 1-3 Year	0.33%	0.60%
Municipal Securities Index
(reflects no deduction for fees, expenses, or taxes)

Class I Shares	1 Year	Since Inception (12-30-13)

Return Before Taxes	0.22%	0.34%

BofA Merrill Lynch 1-3 Year	0.33%	0.60%
Municipal Securities Index
(reflects no deduction for fees, expenses, or taxes)

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation, and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Christopher Ryon, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since its inception.

Nicholos Venditti, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for management of the Fund since 2015.

Thornburg Low Duration Municipal Fund • April 10, 2017	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download 3

Purchase and Sale of Fund Shares

Minimum Initial Purchase

Class A Shares

$5,000 per Fund per account for individual investors.

$2,000 per Fund per account for individual retirement accounts (IRAs).

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Class I Shares

$2,500,000 per Fund per account for individual investors and qualified institutions (e.g., corporations, banks, insurance companies, trusts, endowments and foundations) purchasing for their own account.

$100,000 per Fund per account for financial intermediaries purchasing for accounts of others within a fee-based advisory program.

$2,500 per Fund per account for financial intermediaries purchasing for accounts of others within a “wrap” asset allocation program, unless a different amount is specified by the wrap program’s provider.

Minimum Subsequent Purchases

All Classes

$100 per Fund per account (unless purchasing through a financial intermediary that specifies a different minimum amount).

Redemptions

You can redeem some or all of your Fund shares at any time by mail (c/o the Fund’s Transfer Agent, Boston Financial Data Services, at P.O. Box 219017, Kansas City, Missouri 64121-9017), by telephone (1-800-847-0200), or through your financial intermediary.

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 100 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the Fund’s Prospectus or SAI. TH2948
4 Thornburg Low Duration Municipal Fund • April 10, 2017	For the Fund’s Prospectus or SAI, visit www.thornburg.com/download